UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-5037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Eric Falkeis
Professionally Managed Portfolios
777 East Wisconsin Avenue
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5301
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2012

Item 1. Reports to Stockholders.

ANNUAL REPORT
Year Ended
March 31, 2012

Hodges Mutual Funds

May, 2012

Dear Shareholder:

While the stock market has seen no shortage of uncertainty over the past twelve months, general market conditions have improved in many areas of the domestic equity market.  Despite challenging conditions, we are pleased to report positive performance in three of the five Hodges Mutual Fund strategies for the twelve month period ending March 31, 2012.

Average Annual Total Returns
as of March 31, 2012 (Class R)

					Since
	1 Year	3 Year*	5 Year*	10 Year*	Inception*
Hodges Fund (10/9/92)	-7.95%	24.44%	-3.57%	7.00%	8.72%
S&P 500	8.54%	23.42%	2.01%	4.12%	8.76%

Hodges Small Cap Fund (12/18/07)	8.90%	42.04%	N/A	N/A	8.09%
Russell 2000	-0.18%	26.90%	2.13%	6.45%	3.74%

Hodges Blue Chip 25 Fund (9/10/09)	5.37%	N/A	N/A	N/A	8.42%
Russell 1000	7.86%	24.03%	2.19%	4.53%	15.08%

Hodges Equity Income Fund (9/10/09)	9.31%	N/A	N/A	N/A	14.49%
S&P 500	8.54%	23.42%	2.01%	4.12%	14.76%

Hodges Pure
Contrarian Fund (9/10/09)	-11.38%	N/A	N/A	N/A	8.09%
S&P 500	8.54%	23.42%	2.01%	4.12%	14.76%

30 Day SEC Yield for the Hodges Equity Income Fund:   2.47%
30 Day Unsubsidized SEC Yield for the Hodges Equity Income Fund:   1.75%

* Annualized

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 866-811-0224. The funds impose a 1.00% redemption fee on shares held for thirty days or less. Performance data quoted does not reflect the redemption fee.  If reflected, total returns would be reduced.

Hodges Mutual Funds

				Equity	Pure
	Hodges	Small Cap	Blue Chip	Income	Contrarian
	Fund	Fund	25 Fund	Fund	Fund
Gross Expense Ratio	1.40%	1.57%	2.51%	2.12%	2.17%
Net Expense Ratio	1.40%	1.40%**	1.30%**	1.30%**	1.40%**

**
The Advisor has contractually agreed to reduce its fees and/or pay Fund expenses (excluding Acquired Fund Fees and Expenses, interest expense in connection with investment activities, taxes and extraordinary expenses) through July 31, 2012 and may continue for an indefinite period thereafter.

Despite worries over Europe, a global economic slowdown, and higher energy prices, U.S. stocks experienced a broad based advance over the past twelve months.  The S&P 500 Index was up 8.54% during the twelve month period that ended March 31, 2012. Although trading volume has remained below normal, stock prices have moved higher despite anemic retail participation as individual investors were still generally pulling money out of equities and dumping it into bond funds.  In addition, institutional investors have slowly gravitated back into riskier assets. Most importantly, the advance in stock prices was supported by continued improvement in corporate earnings and stable fundamentals across most U.S. companies.  Most recently, financials, technology, and many cyclical sectors of the market have performed well compared to some of the defensive areas such as consumer staples and utilities.  The Federal Reserve’s commitment to keeping short-term rates unchanged at historically low levels continues to penalize investors that sit on significant amounts of cash.  At the same time, equities, as measured by earnings and cash flow, appear attractively valued compared to the risk-adjusted returns on most other asset classes such as real estate, commodities, or bonds.

So, what is the market going to do in the remainder of 2012?  Our answer is that we don’t exactly know what the market might do or not do over the short run.  However, we are finding no shortage of good long-term opportunities across the diverse Hodges Fund strategies that we manage.  Our fundamental research efforts have led us to a few encouraging observations.  First, corporations are slowly starting to hire.  The auto market is finally coming back.  Housing has at least stabilized and general manufacturing activity appears to be trending positive.  Lastly, our recent conversations with a number of senior management teams indicate that many cash rich corporations are more willing to increase investment in capital expenditures, acquisitions, and share repurchases.  We believe this should be a positive for certain companies that provide technology, capital equipment, and infrastructure.

Hodges Mutual Funds

Looking ahead, we do not know exactly where the S&P 500 will close a year from now.  However, if you believe future earnings and balance sheet fundamentals determine stock prices over the long-run, we believe this is a good time to put money to work in the stocks of well run businesses and hold them for the next several years.

Hodges Fund (HDPMX) -

The Hodges Fund’s one-year return for its fiscal year ending March 31, 2012 was -7.95% compared to an 8.54% return in the S&P 500 Index.  Disappointing relative performance in the recent fiscal year was largely attributed to the Fund’s over-weighted exposure in several energy stocks and under-weighted exposure to financials.  Despite the Hodges Fund’s relative performance in the recent 12 month period, we believe the Fund’s core holdings remain well-positioned to redeem the Fund’s performance as the market reconciles improving business fundamentals.

The multi-cap strategy that is deployed in the Hodges Fund remains concentrated among investments where we have the highest conviction. The Fund held 25 stocks at year end.  Our long-time position in Texas Pacific Land Trust (TPL) 10.09% remains our largest position, followed by Belo Corp (BLC) 7.52%, Cummins (CMI) 6.40%, SandRidge Energy (SD) 5.74%, Union Pacific (UNP) 5.73%, Luby’s (LUB) 5.44%, National Oilwell Varco (NOV) 5.30%, Crocs (CROX) 5.03%,  Halliburton (HAL) 4.543%, and A.T. Cross (ATX) 4.41%.

Hodges Small Cap Fund (HDPSX) -

During the fiscal year ending March 31, 2012, the Hodges Small Cap Fund generated a return of 8.90% compared to a loss of 0.18% for the Russell 2000 Index.  Based on one-year total performance as of March 31, 2012, the Fund ranked in the top 2% of its Morningstar small-cap blend peer group among 653 funds, based on total returns.

The Hodges Small Cap Fund remains invested in industrials, energy, transportation, and several consumer-related names that have contributed to the Fund’s solid performance.  The Fund has recently taken profits in several stocks that appeared fairly valued relative to their underlying fundamentals.  Moreover, we are also finding opportunities in a broader number of sectors within the small-cap universe.  As a result, we have recently increased the Fund’s exposure among various financial and technology- related stocks.  Looking ahead, we expect small cap investing to require a greater degree of individual stock selection and are still finding opportunities in many underfollowed small companies that exhibit compelling investment merits.  In

Hodges Mutual Funds

some cases, this is due to the ease in which smaller companies are able to grow in a more moderate economic environment.  The top holdings in the Fund at year-end included Atwood Oceanics (ATW) 2.80%, Texas Pacific Land Trust (TPL) 2.63%, Alamo Group (ALG) 2.56%, Encore Wire (WIRE) 2.54%, Group 1 Automotive (GPI) 2.40%, G-III Apparel Group (GIII) 2.24%, Cirrus Logic (CRUS) 2.19%, Trinity Industries (TRN) 2.16%, Kirby Corp (KEX) 2.16% and Cinemark Holdings (CNK) 2.09%.

Hodges Equity Income Fund (HDPEX) -

The Hodges Equity Income Fund’s one-year return for the 12 months ending March 31, 2012 was a gain of 9.31% compared to a gain of 8.54% in the S&P 500 Index.  As a result, based on one-year total performance as of March 31, 2012, the Fund ranked in the top 8% of its Morningstar large value peer group among 1244 funds, based on total returns.  The Fund’s yield net of expenses at the end of its fiscal year was 2.47% compared to a 2.02% dividend yield on the S&P 500 Index.

The Hodges Equity Income Fund’s objective is both long-term capital appreciation and income through investments in dividend-paying stocks. With record low interest rates and improving corporate profits supporting the ability of companies to payout dividends and in many cases increase their dividends, we are finding plenty of attractive dividend-paying stocks that offer upside potential in addition to dividend income. Top holdings in the Fund include Taiwan Semiconductor (TSM) 5.13%, International Business Machines (IBM) 3.82%, ExxonMobil Corp (XOM) 3.70%, Transocean (RIG) 3.67%, Union Pacific (UNP) 3.61%, McDonalds Corp (MCD) 3.59%, Intel Corp (INTC) 3.43%, Microsoft (MSFT) 3.34%, Verizon Communications (VZ) 3.26% and General Electric Co (GE) 3.06%.  The Equity Income portfolio had minimal turnover in the recent fiscal year and remained overweight in energy, consumer staples, and technology companies that we believe will benefit from an improving U.S. economy, as well as long-term international growth opportunities.

Hodges Blue Chip 25 Fund (HDPBX) -

The Hodges Blue Chip 25 Fund generated a return of 5.37% in the 12 months ending March 31, 2012, which compared to a 7.86% return for the Russell 1000 Index over the same period.  While relative performance trailed the benchmark, we believe the Fund’s concentrated portfolio of large-cap companies is currently well-positioned to capitalize on the historical low valuations and attractive dividend yields that currently exist among many higher quality stocks.

Hodges Mutual Funds

The top holdings in the Blue Chip 25 Fund at year-end included Intuitive Surgical (ISRG) 7.63%, Home Depot (HD) 6.08%, Halliburton (HAL) 5.88%, Costco (COST) 5.85%, National Oilwell Varco (NOV) 5.12%, International Business Machines (IBM) 5.04%, Microsoft (MSFT) 4.93%, Transocean (RIG) 4.84%, Boeing (BA) 4.79%, and Coca Cola Co. (KO) 4.77%.  While the number of holdings in the Fund may range between 20-30 stocks, the Fund held a total of 24 stocks at year-end and was well-represented across a broad number of industry sectors.

Hodges Pure Contrarian Fund (HDPCX) -

The return for the Pure Contrarian Fund was -11.38% over the 12 months ending March 31, 2012 compared to the S&P 500 return of 8.54%.  Although we are disappointed with this Fund’s trailing twelve month performance, the Hodges Pure Contrarian Fund was our best performing fund in the most recent quarter, increasing 16.45% compared to a 12.59% return for the S&P 500 for the three months ending March 31, 2012.  The Pure Contrarian Fund’s objective is to generate long-term capital appreciation by investing in out-of-favor or unloved stocks.  Although timing a recovery in out-of-favor stocks can be tricky over short periods of time, we expect this strategy to be very rewarding over a long investment horizon.  We also expect this strategy to be less correlated with the broader market due to the general nature of contrarian investing.

The Pure Contrarian strategy requires careful stock selection and we are finding plenty of intriguing opportunities in this Fund.  Most recently, the Fund has found out-of-favor investment opportunities in a handful of basic material stocks, energy companies that are under the radar of mainstream investors, as well as a few turnaround situations in some consumer names.  The top holdings in the Fund at year-end included Transocean (RIG) 7.79%, Encore Wire (WIRE) 7.31%, Smart Balance (SMBL) 7.28%, Krispy Kreme Doughnuts (KKD) 7.09%, Pulte Group (PHM) 6.30%, SandRidge Energy (SD) 6.08%, BP PLC (BP) 5.24%,  Delta Airlines (DAL) 5.13%, Harry Winston Diamond (HWD) 4.76%, and Belo Corp (BLC) 4.64%.

In conclusion, we remain encouraged with the long-term opportunities surrounding today’s equity markets.  By offering five mutual funds that cover all major segments of the domestic equity market, we have the opportunity to serve the diversification needs of most financial advisors and individual investors.  Our entire investment team is hard at work studying companies, meeting with management teams, observing trends, and attempting to navigate through the daily noise surrounding today’s financial markets.

Hodges Mutual Funds

We welcome further questions and comments at (214) 954-1954 or (888) 878-4426.

Sincerely,

Don Hodges	Craig Hodges
Co-Portfolio Manager	Co-Portfolio Manager

Eric Marshall	Gary Bradshaw
Co-Portfolio Manager	Co-Portfolio Manager

The above discussion is based on the opinions of Craig Hodges, Don Hodges, Gary Bradshaw and Eric Marshall which are subject to change. It is not intended to be a forecast of future events, a guarantee of future results and should not be considered a recommendation to buy or sell any security. Portfolio composition and company ownership are subject to daily change.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk.  Principal loss is possible. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for investments in emerging markets. Options and future contracts have the risks of unlimited losses of the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of securities prices, interest rates and currency exchange rates. These risks may be greater than risks associated with more traditional investments. Short sales of securities involve the risk that losses may exceed the original amount invested. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in small- and medium-capitalization companies involve additional risks such as limited liquidity and greater volatility. Non-diversified funds may concentrate their assets in fewer individual holdings than a diversified fund. Therefore, the fund is more exposed to individual stock volatility than a diversified fund. Investments in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery.

Fund holdings and/or sector allocations are subject to change at any time and are not recommended to buy or sell any security. Please refer to the Schedule of Investments in this report for more complete information regarding the Funds’ holdings.

The Morningstar percentile ranking is based on the fund’s total-return percentile rank relative to all funds that have the same category for the same time period. The highest (or most favorable) percentile rank is 1%, and the lowest (or least favorable) percentile rank is 100%. Morningstar total return includes both income and capital gains or losses and is not adjusted for sales charges.

Hodges Mutual Funds

©2012 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization.  The Russell 1000 is a subset of the Russell 3000 Index and consists of the 1,000 of the largest companies comprising over 90% of the total market capitalization of all listed U.S. stocks.  You cannot invest directly in an index.

Dividend Yield:  A financial ratio that shows how much a company pays out in dividends each year relative to its share price.

Price-Earnings Ratio - P/E Ratio:  A valuation ratio of a company’s current share price compared to its per-share earnings.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

Correlation is a measure of the interdependence of two random variables.

Diversification does not assure a profit or protect against a loss in a declining market.

Quasar Distributors, LLC, Distributor

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2012 (Unaudited)

(as a percentage of net assets)

Hodges Fund

*Cash equivalents and liabilities less other assets.

Hodges Small Cap Fund

*Cash equivalents and other assets less liabilities.

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2012 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Blue Chip 25 Fund

*Cash equivalents and other assets less liabilities.

Hodges Equity Income Fund

*Cash equivalents and liabilities less other assets.
^Amount is less than 0.05%.

Hodges Mutual Funds

SECTOR ALLOCATION At March 31, 2012 (Unaudited) (Continued)

(as a percentage of net assets)

Hodges Pure Contrarian Fund

*Cash equivalents and liabilities less other assets.

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited)

As a shareholder of the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund (each a “Fund” and collectively the “Funds”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees, distribution and/or service fees, and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (10/1/11-3/31/12).

Actual Expenses

The first line of the table below provides information about actual account values based on actual returns and actual expenses.  Although the Funds charge no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent.  If you request that redemption be made by wire transfer, currently a $15 fee is charged by the Funds’ transfer agent.  You will be charged a redemption fee

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited) (Continued)

equal to 1% of the net amount of the redemption if you redeem shares less than 30 calendar days after you purchase them.  An Individual Retirement Account (“IRA”) will be charged a $15 annual maintenance fee. To the extent the Funds invest in shares of other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds.  Actual expenses of the underlying funds may vary.  These expenses are not included in the example below.  The example below includes, but is not limited to, investment advisory fees, shareholder servicing fees, fund accounting fees, custody fees and transfer agent fees.  However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited) (Continued)

Hodges Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/12	10/1/11 – 3/31/121
Retail Class Actual	$1,000	$1,202	$8.31

Retail Class Hypothetical
(5% annual return
before expenses)	$1,000	$1,017	$7.62

Institutional Class Actual	$1,000	$1,204	$6.83

Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.26

1
Expenses are equal to the Hodges Fund’s expense ratio for the most recent six month period of 1.51% for the Retail Class shares, and 1.24% for the Institutional Class shares, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Small Cap Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/12	10/1/11 – 3/31/122
Retail Class Actual	$1,000	$1,306	$8.07

Retail Class Hypothetical
(5% annual return
before expenses)	$1,000	$1,018	$7.06

Institutional Class Actual	$1,000	$1,307	$6.63

Institutional Class
Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$5.81

2
Expenses are equal to the Hodges Small Cap Fund’s expense ratio for the most recent six month period of 1.40% (fee waivers in effect) for the Retail Class shares, and 1.15% (fee waivers in effect) for the Institutional Class shares, multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Mutual Funds

EXPENSE EXAMPLE For the Six Months Ended March 31, 2012 (Unaudited) (Continued)

Hodges Blue Chip 25 Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/12	10/1/11 – 3/31/123
Actual	$1,000	$1,198	$7.14

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.56

3
Expenses are equal to the Hodges Blue Chip 25 Fund’s expense ratio for the most recent six month period of 1.30% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Equity Income Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/12	10/1/11 – 3/31/124
Actual	$1,000	$1,183	$7.09

Hypothetical (5% annual
return before expenses)	$1,000	$1,019	$6.56

4
Expenses are equal to the Hodges Equity Income Fund’s expense ratio for the most recent six month period of 1.30% (fee waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Pure Contrarian Fund

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 10/1/11	Value 3/31/12	10/1/11 – 3/31/125
Actual	$1,000	$1,224	$7.78

Hypothetical (5% annual
return before expenses)	$1,000	$1,018	$7.06

5
Expenses are equal to the Hodges Pure Contrarian Fund’s expense ratio for the most recent six month period of 1.40% (fee and expense waivers in effect) multiplied by the average account value over the period multiplied by 183/366 (to reflect the one-half year period).

Hodges Fund – Retail Shares

Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
				Since Inception
	1 Year	5 Year	10 Year	(10/9/92)
Hodges Fund - Retail Shares	(7.95)%	(3.57)%	7.00%	8.72%
S&P 500 Index	8.54%	2.01%	4.12%	8.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on March 31, 2002, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Fund – Institutional Shares

Value of $1,000,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
			Since Inception
	1 Year	3 Year	(12/12/08)
Hodges Fund - Institutional Shares	(7.70)%	24.76%	15.99%
S&P 500 Index	8.54%	23.42%	17.87%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and dividends for the Fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Small Cap Fund – Retail Shares

Value of $10,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
			Since Inception
	1 Year	3 Year	(12/18/07)
Hodges Small Cap Fund - Retail Shares	8.90%	42.04%	8.09%
Russell 2000 Index	(0.18)%	26.90%	3.74%

This chart illustrates the performance of a hypothetical $10,000 investment made on December 18, 2007, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Small Cap Fund – Institutional Shares

Value of $1,000,000 vs. Russell 2000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
			Since Inception
	1 Year	3 Year	(12/12/08)
Hodges Small Cap Fund - Institutional Shares	9.22%	42.62%	33.48%
Russell 2000 Index	(0.18)%	26.90%	20.62%

This chart illustrates the performance of a hypothetical $1,000,000 investment made on December 12, 2008, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Blue Chip 25 Fund

Value of $10,000 vs. Russell 1000® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
		Since Inception
	1 Year	(9/10/09)
Hodges Blue Chip 25 Fund	5.37%	8.42%
Russell 1000 Index	7.86%	15.08%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Equity Income Fund

Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
		Since Inception
	1 Year	(9/10/09)
Hodges Equity Income Fund	9.31%	14.49%
S&P 500 Index	8.54%	14.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Pure Contrarian Fund

Value of $10,000 vs. S&P 500® Index

Average Annual Total Returns
Returns for the Periods Ended March 31, 2012
		Since Inception
	1 Year	(9/10/09)
Hodges Pure Contrarian Fund	(11.38)%	8.09%
S&P 500 Index	8.54%	14.76%

This chart illustrates the performance of a hypothetical $10,000 investment made on September 10, 2009 and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect fee waivers in effect.  In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains and dividends for a fund and dividends for an index.

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (866) 811-0224.

The Fund imposes a 1.00% redemption fee on shares held for less than 30 days. Performance does not reflect the redemption fee. If reflected, total returns would be reduced.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 87.6%

Air Transportation: 4.3%
300,000	United
	Continental
	Holdings, Inc.*	$6,450,000

Apparel Manufacturing: 6.5%
360,500	Crocs, Inc.*	7,541,660
965,900	Heelys, Inc.*1,2	2,124,980
		9,666,640
Computer & Electronic Products: 1.3%
65,000	EMC Corporation*	1,942,200

Food & Beverage Products: 0.4%
80,000	Smart
	Balance, Inc.*	528,800

Food Services: 12.0%
650,000	Krispy Kreme
	Doughnuts, Inc.*	4,745,000
1,345,000	Luby’s, Inc.*1,2	8,164,150
530,000	Rocky Mountain
	Chocolate
	Factory, Inc.1,2	4,907,800
		17,816,950
General Manufacturing: 18.7%
550,000	A.T. Cross Co. -
	Class A*1	6,622,000
80,000	Cummins, Inc.	9,603,200
150,000	Texas
	Industries, Inc.	5,251,500
100,000	Trinity
	Industries, Inc.	3,295,000
75,000	Westport
	Innovations, Inc.*	3,069,000
		27,840,700
Internet Services: 2.4%
160,000	Ancestry.com, Inc.*	3,638,400

Mining, Oil & Gas Extraction: 19.3%
80,000	Freeport-McMoRan
	Copper &
	Gold, Inc.	3,043,200
200,000	Halliburton Co.	6,638,000
1,900,000	HyperDynamics
	Corp.*	2,451,000
100,000	National Oilwell
	Varco, Inc.	7,947,000
1,100,000	SandRidge
	Energy, Inc.*	8,613,000
		28,692,200
Movie Production & Theaters: 3.0%
200,000	Cinemark
	Holdings, Inc.	4,390,000

Publishing Industries: 10.9%
1,020,000	A.H. Belo Corp. -
	Class A1,2	4,987,800
1,574,000	Belo Corp.	11,285,580
		16,273,380
Rail Transportation: 5.8%
80,000	Union Pacific Corp.	8,598,400

Retail Trade: 3.0%
300,000	Chico’s FAS, Inc.	4,530,000

TOTAL COMMON STOCKS
(Cost $119,427,842)		130,367,670

PARTNERSHIP & TRUST: 10.2%

Land Ownership & Leasing: 10.2%
321,100	Texas Pacific
	Land Trust1,2	15,139,865

TOTAL PARTNERSHIP & TRUST
(Cost $9,307,727)		15,139,865

Contracts
(100 shares per contract)
CALL OPTIONS PURCHASED: 2.3%

Basic Materials Manufacturing: 0.3%
1,000	United States
	Steel Corp.,
	Expiration:
	July, 2012,
	Exercise Price:
	$26.00	490,000

The accompanying notes are an integral part of these financial statements.

Hodges Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Contracts
(100 shares per contract)	Value
CALL OPTIONS PURCHASED: 2.3% (Continued)

Internet Services: 0.5%
100	Amazon.com, Inc.,
Expiration:
January, 2013,
Exercise Price:
$140.00	$685,500
121	Ancestory.com, Inc.,
Expiration:
January 19, 2013,
Exercise Price:
$20.00	58,685

Transportation Equipment: 1.5%
500	The Boeing Co.,
Expiration:
May, 2012,
Exercise Price:
$50.00	1,220,000
1,000	The Boeing Co.,
Expiration:
May, 2012,
Exercise Price:
$65.00	960,000

TOTAL CALL OPTIONS PURCHASED
(Cost $3,327,453)	3,414,185

Shares
SHORT-TERM INVESTMENT: 0.0%3

Money Market Fund: 0.0%3
565	Fidelity Money
Market Portfolio -
Select Class,
0.17%4	565

TOTAL SHORT-TERM INVESTMENT
(Cost $565)	565

TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $132,063,587)	148,922,285
Liabilities in Excess of
Other Assets: (0.1)%	(121,362)
TOTAL NET ASSETS: 100.0%	$148,800,923

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	A portion of this security is considered illiquid. As of March 31, 2012, the total market value of the investments considered illiquid were $7,437,430 or 5.0% of total net assets.
3	Less than 0.05%.
4	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 91.1%

Administrative, Support & Waste
Management Services: 1.3%
100,000	The Geo
	Group, Inc.*	$1,901,000

Air Transportation: 2.1%
400,000	U.S. Airways
	Group, Inc.*	3,036,000

Apparel Manufacturing: 6.1%
145,000	Crocs, Inc.*	3,033,400
120,000	G-III Apparel
	Group Ltd.*	3,410,400
300,000	Heelys, Inc.*1	660,000
44,000	Steven
	Madden Ltd.*	1,881,000
		8,984,800
Automotive Repair & Maintenance: 1.1%
40,000	Monro Muffler
	Brake, Inc.	1,659,600

Computer & Electronic Products: 6.9%
50,000	Cardtronics, Inc.*	1,312,500
140,000	Cirrus Logic, Inc.*	3,332,000
20,000	FARO
	Technologies, Inc.*	1,166,600
120,000	Interphase Corp.*	651,600
150,000	Omnivision
	Technologies, Inc.*	3,000,000
300,000	Quantum Corp.*	786,000
		10,248,700
Construction: 1.2%
110,000	Primoris
	Services Corp.	1,766,600

Depository Credit Intermediation: 2.8%
55,000	Texas Capital
	BancShares, Inc.*	1,904,100
150,000	ViewPoint Financial
	Group, Inc.	2,307,000
		4,211,100
Electrical Equipment: 3.4%
40,000	AZZ, Inc.	2,065,600
14,000	Bio-Rad
	Laboratories,
	Inc.*	1,451,660
100,000	Ultra Clean
	Holdings, Inc.*	754,000
65,000	Zoltek
	Companies, Inc.*	735,800
		5,007,060
Financial Services: 1.8%
200,000	Fortress Investment
	Group, LLC -
	Class A*	712,000
100,000	Jefferies Group, Inc.	1,884,000
		2,596,000
Food & Beverage Products: 3.6%
200,000	Dean Foods Co.*	2,422,000
450,000	Smart
	Balance, Inc.*	2,974,500
		5,396,500
Food Services: 1.2%
25,000	Benihana, Inc.	326,250
300,000	Pizza Inn
	Holdings, Inc.*	1,452,000
		1,778,250
Freight Transportation: 2.5%
30,000	Old Dominion
	Freight Line, Inc.*	1,430,100
130,000	Saia, Inc.*	2,211,300
		3,641,400
Furniture Manufacturing: 2.2%
200,000	Steelcase, Inc.	1,920,000
15,000	Tempur-Pedic
	International, Inc.*	1,266,450
		3,186,450
General Manufacturing: 8.9%
224,600	A.T. Cross Co. -
	Class A*1	2,704,184

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Shares		Value
COMMON STOCKS: 91.1% (Continued)

General Manufacturing: 8.9% (Continued)
130,000	Encore
	Wire Corp.	$3,864,900
35,000	Texas
	Industries, Inc.	1,225,350
100,000	Trinity
	Industries, Inc.	3,295,000
49,000	Westport
	Innovations, Inc.*	2,005,080
		13,094,514
Insurance: 1.0%
57,500	Hallmark Financial
	Services, Inc.*	453,675
70,000	Stewart Information
	Services Corp.	994,700
		1,448,375
Internet Services: 1.2%
175,000	Points
	International Ltd.*	1,848,000

Machinery: 6.3%
130,000	Alamo Group, Inc.	3,907,800
50,000	Coinstar, Inc.*	3,177,500
160,000	Manitowoc, Inc.	2,217,600
		9,302,900
Medical Equipment: 1.1%
40,000	MAKO
	Surgical Corp.*	1,686,000

Mining, Oil & Gas Extraction: 8.9%
125,000	Arch Coal, Inc.	1,338,750
95,000	Atwood
	Oceanics, Inc.*	4,264,550
135,000	C&J Energy
	Services, Inc.*	2,401,650
100,000	Crosstex Energy, Inc.	1,414,000
220,000	Kodiak Oil &
	Gas Corp.*	2,191,200
200,000	SandRidge
	Energy, Inc.*	1,566,000
		13,176,150
Movie Production & Theaters: 2.2%
145,000	Cinemark
	Holdings, Inc.	3,182,750

Natural Gas Distribution: 1.4%
95,000	Clean Energy
	Fuels Corp.*	2,021,600

Pet Food Products: 1.4%
55,000	Cal-Maine
	Foods, Inc.	2,104,300

Petroleum Products: 1.5%
175,000	Aegean Marine
	Petroleum
	Network, Inc.	1,209,250
120,000	Alon USA
	Energy, Inc.	1,086,000
		2,295,250
Publishing Industries: 1.0%
200,000	Belo Corp.	1,434,000

Rail Transportation: 1.9%
40,000	Kansas City
	Southern*	2,867,600

Retail Trade: 14.6%
60,000	Body Central Corp.*	1,741,200
130,000	Conn’s, Inc.*	1,995,500
65,000	Group 1
	Automotive, Inc.	3,651,050
50,000	Hibbett Sports, Inc.*	2,727,500
50,000	Jos. A. Bank
	Clothiers, Inc.*	2,520,500
30,000	Michael Kors
	Holdings Ltd.*	1,397,700
120,000	Sally Beauty
	Holdings, Inc.*	2,976,000
70,000	Shoe Carnival, Inc.*	2,255,400
80,000	Titan
	Machinery, Inc.*	2,256,000
		21,520,850
Software Publishers: 1.3%
150,000	ClickSoftware
	Technologies Ltd.	1,902,000

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Shares	Value
COMMON STOCKS: 91.1% (Continued)

Transportation & Warehousing: 2.2%
50,000	Kirby Corp.*	$3,289,500

TOTAL COMMON STOCKS
(Cost $112,607,290)	134,587,249

PARTNERSHIPS & TRUSTS: 3.6%

Land Ownership & Leasing: 2.7%
85,000	Texas Pacific
Land Trust1	4,007,750

Real Estate Investment Trust: 0.9%
360,000	FelCor Lodging
Trust, Inc.*	1,296,000

TOTAL PARTNERSHIPS & TRUSTS
(Cost $4,332,755)	5,303,750

SHORT-TERM INVESTMENTS: 5.6%

Money Market Funds: 5.6%
5,045,490	Fidelity Money
Market Portfolio -
Select Class,
0.17%2	5,045,490
3,173,200	Invesco STIC
Prime Portfolio -
Institutional Class,
0.13%2	3,173,200
8,218,690
TOTAL SHORT-TERM INVESTMENTS
(Cost $8,218,690)	8,218,690
TOTAL INVESTMENTS
IN SECURITIES: 100.3%
(Cost $125,158,735)	148,109,689
Liabilities in Excess of
Other Assets: (0.3)%	(445,241)
TOTAL NET ASSETS: 100.0%	$147,664,448

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 95.4%

Basic Materials Manufacturing: 1.3%
2,700	United States
	Steel Corp.	$79,299

Communications Equipment
Manufacturing: 1.6%
1,500	QUALCOMM, Inc.	102,030

Computer & Electronic Products: 5.1%
1,500	International Business
	Machines Corp.	312,975

Entertainment: 1.6%
2,300	Walt Disney Co.	100,694

Food & Beverage Products: 8.8%
4,000	The Coca-Cola Co.	296,040
4,000	The Hershey Co.	245,320
		541,360
Internet Services: 3.6%
1,100	Amazon Com, Inc.*	222,761

Investment Brokerage: 4.7%
1,000	CME Group, Inc.	289,330

Medical Equipment Manufacturing: 7.7%
875	Intuitive
	Surgical, Inc.*	474,031

Mining, Oil & Gas Extraction: 20.9%
1,200	EOG Resources, Inc.	133,320
11,000	Halliburton Co.	365,090
4,000	National Oilwell
	Varco, Inc.	317,880
2,500	Schlumberger Ltd.	174,825
5,500	Transocean Ltd.	300,850
		1,291,965
Petroleum Products: 6.1%
1,500	Chevron Corp.	160,860
2,500	Exxon Mobil Corp.	216,825
		377,685
Pharmaceuticals: 4.3%
4,000	Johnson & Johnson	263,840

Rail Transportation: 3.5%
2,000	Union Pacific Corp.	214,960

Retail Trade: 16.4%
7,500	The Home Depot, Inc.	377,325
4,000	Costco
	Wholesale Corp.	363,200
4,500	Wal-Mart Stores, Inc.	275,400
		1,015,925
Software Publishers: 5.0%
9,500	Microsoft Corp.	306,375

Transportation Equipment: 4.8%
4,000	The Boeing Co.	297,480

TOTAL COMMON STOCKS
(Cost $5,189,580)		5,890,710

PARTNERSHIP & TRUST: 3.8%

Land Ownership & Leasing: 3.8%
5,000	Texas Pacific
	Land Trust1	235,750

TOTAL PARTNERSHIP & TRUST
(Cost $169,793)		235,750

SHORT-TERM INVESTMENT: 0.8%

Money Market Fund: 0.8%
49,433	Fidelity Money
	Market Portfolio -
	Select Class, 0.17%2	49,433

TOTAL SHORT-TERM INVESTMENT
(Cost $49,433)		49,433
TOTAL INVESTMENTS
IN SECURITIES: 100.0%
(Cost $5,408,806)		6,175,893
Liabilities in Excess of
Other Assets: (0.0)%3		(1,415)
TOTAL NET ASSETS: 100.0%		$6,174,478

*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	7-day yield as of March 31, 2012.
3	Less than 0.05%.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 95.5%

Advertising & Public Relations: 1.4%
15,000	National
	Cinemedia, Inc.	$229,500

Chemical Manufacturing: 5.4%
9,000	E.I. du Pont de
	Nemours & Co.	476,100
6,000	Procter &
	Gamble Co.	403,260
		879,360
Computer & Electronic Products: 12.5%
20,000	Intel Corp.	562,200
3,000	International
	Business
	Machines Corp.	625,950
55,000	Taiwan
	Semiconductor
	Manufacturing
	Co. Ltd. - ADR	840,400
		2,028,550
Conglomerates: 3.1%
25,000	General Electric Co.	501,750

Food & Beverage Products: 5.3%
5,000	Dr Pepper Snapple
	Group, Inc.	201,050
7,000	Kraft Foods, Inc.	266,070
6,000	Pepsico, Inc.	398,100
		865,220
Food & Beverage Products: 2.7%
6,000	The Coca-Cola Co.	444,060

Food Service: 3.6%
6,000	McDonald’s Corp.	588,600

General Manufacturing: 4.2%
3,000	Caterpillar, Inc.	319,560
5,000	Kimberly-Clark Corp.	369,450
		689,010
Mining, Oil & Gas Extraction: 10.6%
5,000	Cliffs Natural
	Resources, Inc.	346,300
4,500	Diamond Offshore
	Drilling, Inc.	300,375
8,000	Freeport-McMoRan
	Copper & Gold, Inc.	304,320
4,000	Targa Resources Corp.	181,800
11,000	Transocean Ltd.	601,700
		1,734,495
Movie Production & Theaters: 2.7%
20,000	Cinemark
	Holdings, Inc.	439,000

Petroleum Products: 8.3%
8,000	BP PLC - ADR	360,000
3,500	Chevron Corp.	375,340
7,000	Exxon Mobil Corp.	607,110
		1,342,450
Pharmaceuticals: 9.0%
5,000	Abbott Laboratories	306,450
5,000	Eli Lilly & Co.	201,350
7,000	Johnson & Johnson	461,720
13,000	Merck & Co., Inc.	499,200
		1,468,720
Rail Transportation: 4.4%
2,000	Norfolk
	Southern Corp.	131,660
5,500	Union Pacific Corp.	591,140
		722,800
Retail Trade: 2.5%
8,000	The Home
	Depot, Inc.	402,480

Software Publishers: 3.4%
17,000	Microsoft Corp.	548,250

Telecommunications: 8.4%
14,000	AT&T, Inc.	437,220
4,000	CenturyLink, Inc.	154,600
15,000	Telefonica SA - ADR	246,150
14,000	Verizon
	Communications,
	Inc.	535,220
		1,373,190

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Shares		Value
COMMON STOCKS: 95.5% (Continued)

Transportation Equipment: 2.3%
5,000	The Boeing Co.	$371,850

Utilities: 5.7%
4,000	Atmos Energy Corp.	125,840
12,000	CenterPoint
	Energy, Inc.	236,640
16,000	Duke Energy Corp.	336,160
6,000	Exelon Corp.	235,260
		933,900
TOTAL COMMON STOCKS
(Cost $13,556,860)		15,563,185

PARTNERSHIP & TRUST: 3.0%

Real Estate Investment Trust: 3.0%
16,000	Mesabi Trust	490,240

TOTAL PARTNERSHIP & TRUST
(Cost $430,526)		490,240

Principal
CORPORATE BOND: 1.5%

General Manufacturing: 1.5%
$250,000	Texas Industries, Inc.	241,250

TOTAL CORPORATE BOND
(Cost $223,371)		241,250

Shares
SHORT-TERM INVESTMENT: 0.2%

Money Market Fund: 0.2%
40,825	Fidelity Money
	Market Portfolio -
	Select Class,
	0.17%1	40,825

TOTAL SHORT-TERM INVESTMENT
(Cost $40,825)		40,825

TOTAL INVESTMENTS
IN SECURITIES: 100.2%
(Cost $14,251,582)		16,335,500
Liabilities in Excess of
Other Assets: (0.2)%		(39,535)
TOTAL NET ASSETS: 100.0%		$16,295,965

ADR - American Depository Receipt
1	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

SCHEDULE OF INVESTMENTS at March 31, 2012

Shares		Value
COMMON STOCKS: 97.0%

Air Transportation: 5.1%
40,000	Delta Air
	Lines, Inc.*	$396,400

Apparel Manufacturing: 11.2%
15,000	Crocs, Inc.*	313,800
12,000	G-III Apparel
	Group Ltd.*	341,040
95,000	Heelys, Inc.*1	209,000
		863,840
Computer & Electronic Products: 1.8%
217,379	Intrusion, Inc.*1,2	141,296

Construction: 6.3%
55,000	PulteGroup, Inc.*	486,750

Food & Beverage Products: 7.3%
85,000	Smart Balance, Inc.*	561,850

Food Services: 11.8%
75,000	Krispy Kreme
	Doughnuts, Inc.*	547,500
59,000	Luby’s, Inc.*1	358,130
		905,630
General Manufacturing: 10.8%
19,000	Encore Wire Corp.	564,870
7,500	Texas Industries, Inc.	262,575
		827,445
Machinery: 3.6%
20,000	Manitowoc, Inc.	277,200

Mineral Extraction: 4.8%
25,000	Harry Winston
	Diamond Corp.*	367,250

Mining, Oil & Gas Extraction: 15.2%
73,000	HyperDynamics
	Corp.*	94,170
60,000	SandRidge
	Energy, Inc.*	469,800
11,000	Transocean Ltd.	601,701
		1,165,671
Petroleum Products: 5.3%
9,071	BP PLC - ADR	408,201

Publishing Industries: 8.5%
60,000	A.H. Belo Corp. -
	Class A1	293,400
50,000	Belo Corp.	358,500
		651,900
Retail Trade: 5.3%
22,500	Chico’s FAS, Inc.	339,750
24,000	Hastings
	Entertainment, Inc.*	66,720
		406,470
TOTAL COMMON STOCKS
(Cost $6,841,867)		7,459,903

PARTNERSHIP & TRUST: 3.1%

Land Ownership & Leasing: 3.1%
5,000	Texas Pacific
	Land Trust1	235,750

TOTAL PARTNERSHIP & TRUST
(Cost $170,372)		235,750

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund
SCHEDULE OF INVESTMENTS at March 31, 2012 (Continued)

Shares	Value
SHORT-TERM INVESTMENT: 0.0%3

Money Market Fund: 0.0%3
2,131	Fidelity Money
Market Portfolio -
Select Class,
0.17%4	$2,131

TOTAL SHORT-TERM INVESTMENT
(Cost $2,131)	2,131
TOTAL INVESTMENTS
IN SECURITIES: 100.1%
(Cost $7,014,370)	7,697,784
Liabilities in Excess of
Other Assets: (0.1)%	(11,459)
TOTAL NET ASSETS: 100.0%	$7,686,325

ADR - American Depository Receipt
*	Non-income producing security.
1	Affiliated company as defined by the Investment Company Act of 1940.
2	A portion of this security is considered illiquid. As of March 31, 2012, the total market value of the investments considered illiquid were $108,834 or 1.4% of total net assets.
3	Less than 0.05%.
4	7-day yield as of March 31, 2012.

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012

	Hodges	Hodges Small
	Fund	Cap Fund
ASSETS
Investments in unaffiliated securities, at value
(Cost $101,042,364 and $119,003,986, respectively) (Note 2)	$106,975,690	$140,737,755
Investments in securities of affiliated issuers, at value
(Cost $31,021,223 and $6,154,749, respectively) (Note 6)	41,946,595	7,371,934
Total investments, at value
(Cost $132,063,587 and $125,158,735, respectively)	148,922,285	148,109,689
Receivables:
Investment securities sold	993,935	3,402,824
Fund shares sold	43,192	1,339,353
Dividends and interest	54,051	22,510
Prepaid expenses	28,571	48,345
Total assets	150,042,034	152,922,721

LIABILITIES
Payables:
Investment securities purchased	—	4,904,216
Loans payable	729,000	—
Fund shares redeemed	132,944	145,432
Investment advisory fees, net	108,862	91,300
Administration fees	14,583	9,259
Distribution fees	103,732	61,541
Fund accounting fees	13,722	5,284
Transfer agent fees	69,099	9,647
Chief Compliance Officer fees	2,083	583
Other accrued expenses	67,086	31,011
Total liabilities	1,241,111	5,258,273
NET ASSETS	$148,800,923	$147,664,448

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012 (Continued)

	Hodges	Hodges Small
	Fund	Cap Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$272,236,182	$120,552,269
Accumulated net investment loss	(59,127)	(229,554)
Accumulated net realized gain (loss)
on investments and options	(140,234,830)	4,390,779
Net unrealized appreciation on investments and options	16,858,698	22,950,954
Net assets	$148,800,923	$147,664,448

COMPUTATION OF NET ASSET VALUE
Retail Shares:
Net assets	$147,719,511	$128,600,143
Shares issued and outstanding (unlimited number
of shares authorized without par value)	6,826,867	9,932,281
Net asset value, and redemption price per share	$21.64	$12.95
Institutional Shares:
Net assets	$1,081,412	$19,064,305
Shares issued and outstanding (unlimited number
of shares authorized without par value)	49,576	1,452,732
Net asset value, and redemption price per share	$21.81	$13.12

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
ASSETS
Investments in unaffiliated securities,
at value (Cost $5,239,013, $14,251,582
and $5,968,451, respectively) (Note 2)	$5,940,143	$16,335,500	$6,460,208
Investments in affiliated securities,
at value (Cost $169,793, $0 and
$1,045,919, respectively) (Note 6)	235,750	—	1,237,576
Total investments, at value
(Cost $5,408,806, $14,251,582
and $7,014,370, respectively)	6,175,893	16,335,500	7,697,784
Receivables:
Fund shares sold	2,200	86,390	2,000
Dividends and interest	5,727	27,350	3,179
Due from advisor, net	5,184	855	1,282
Prepaid expenses	16,513	20,513	17,242
Total assets	6,205,517	16,470,608	7,721,487

LIABILITIES
Payables:
Distribution to shareholders	—	97,886	—
Investment securities purchased	—	—	3,177
Fund shares redeemed	—	35,663	—
Administration fees	539	2,549	613
Distribution fees	3,580	9,391	4,450
Fund accounting fees	749	939	1,153
Transfer agent fees	2,131	3,328	2,293
Chief Compliance Officer fees	336	583	334
Other accrued expenses	23,704	24,304	23,142
Total liabilities	31,039	174,643	35,162
NET ASSETS	$6,174,478	$16,295,965	$7,686,325

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF ASSETS AND LIABILITIES at March 31, 2012 (Continued)

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
COMPONENTS OF NET ASSETS
Paid-in capital	$5,391,827	$14,076,790	$7,252,478
Accumulated net investment
income (loss)	9,032	—	(5,570)
Accumulated net realized
gain (loss) on investments	6,532	135,257	(243,997)
Net unrealized appreciation
on investments	767,087	2,083,918	683,414
Net assets	$6,174,478	$16,295,965	$7,686,325

COMPUTATION OF NET ASSET VALUE
Net assets	$6,174,478	$16,295,965	$7,686,325
Shares issued and outstanding
(unlimited number of shares
authorized without par value)	523,200	1,263,445	650,345
Net asset value, and
redemption price per share	$11.80	$12.90	$11.82

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2012

	Hodges	Hodges Small
	Fund	Cap Fund
INVESTMENT INCOME
Income
Dividends from unaffiliated investments	$1,554,230	$399,247
Dividends from affiliated investments (Note 6)	549,000	14,950
Interest	1,015	3,685
Total investment income	2,104,245	417,882

EXPENSES (Note 3)
Investment advisory fees	1,729,127	702,549
Distribution fees - Retail Shares	505,897	195,911
Transfer agent fees	360,120	113,386
Administration fees	123,062	53,355
Fund accounting fees	82,308	35,731
Interest expense	51,952	1,358
Reports to shareholders	38,640	15,473
Registration fees	35,096	29,124
Miscellaneous expenses	33,043	9,835
Audit fees	25,912	21,458
Chief Compliance Officer fees	12,386	3,444
Custody fees	12,205	7,911
Trustee fees	5,690	4,332
Legal fees	2,433	3,033
Insurance expense	2,057	1,797
Total expenses	3,019,928	1,198,697
Less fees waived	—	(52,278)
Net expenses	3,019,928	1,146,419
Net investment loss	(915,683)	(728,537)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain on unaffiliated investments,
options and foreign currency transactions	25,328,018	4,165,793
Net realized gain on affiliated investments (Note 6)	7,247,224	614,363
Change in unrealized appreciation (depreciation)
on investments and options	(57,801,379)	6,056,796
Change in unrealized (depreciation)
on foreign currency translations	—	(23,868)
Net realized and unrealized gain (loss) on investments,
options and foreign currency transactions	(25,226,137)	10,813,084
Net increase (decrease) in net assets
resulting from operations	$(26,141,820)	$10,084,547

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

STATEMENTS OF OPERATIONS For the Year Ended March 31, 2012

	Hodges Blue	Hodges Equity	Hodges Pure
	Chip 25 Fund	Income Fund	Contrarian Fund
INVESTMENT INCOME
Dividends from unaffiliated investments
(net of $0, $7,148 and $0 foreign
withholding tax, respectively)	$115,559	$489,563	$61,270
Dividends from affiliated
investments (Note 6)	1,150	4,000	12,250
Interest	181	10,587	127
Total investment income	116,890	504,150	73,647

EXPENSES (Note 3)
Investment advisory fees	37,889	85,573	68,755
Audit fees	21,395	21,370	21,331
Transfer agent fees	20,565	28,382	22,162
Registration fees	19,080	19,253	19,590
Distribution fees	14,573	32,913	20,222
Fund accounting fees	7,044	10,647	8,639
Custody fees	4,472	4,817	4,777
Administration fees	4,015	9,123	5,245
Miscellaneous expenses	3,749	4,862	4,306
Trustee fees	3,346	3,480	3,359
Chief Compliance Officer Fees	3,081	3,339	3,103
Legal fees	3,007	3,056	3,007
Reports to shareholders	2,572	3,867	2,820
Insurance expense	1,320	1,328	1,321
Total expenses	146,108	232,010	188,637
Less: fees waived	(70,330)	(60,863)	(75,394)
Net expenses	75,778	171,147	113,243
Net investment income (loss)	41,112	333,003	(39,596)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on
unaffiliated investments	97,217	153,827	(375,960)
Net realized gain (loss) on
affiliated investments (Note 6)	5,919	(19,820)	157,541
Change in net unrealized appreciation
(depreciation) on investments	103,253	880,948	(1,027,481)
Net realized and unrealized
gain (loss) on investments	206,389	1,014,955	(1,245,900)
Net increase (decrease) in net
assets resulting from operations	$247,501	$1,347,958	$(1,285,496)

The accompanying notes are an integral part of these financial statements.

(This Page Intentionally Left Blank.)

Hodges Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(915,683)	$(1,978,427)
Net realized gain on unaffiliated
investments and options	25,328,018	4,454,629
Net realized gain on affiliated
investments (Note 6)	7,247,224	4,679,961
Change in net unrealized appreciation (depreciation)
on investments and options	(57,801,379)	37,202,168
Net increase (decrease) in net assets
resulting from operations	(26,141,820)	44,358,331

CAPITAL SHARE TRANSACTIONS
Net decrease in net assets derived from net change
in outstanding shares – Retail Shares (a)	(133,405,370)	(151,779,479)
Net decrease in net assets derived
from net change in outstanding
shares – Institutional Shares (a)	—	(6,369,992)
Total decrease in net assets
from capital share transactions	(133,405,370)	(158,149,471)
Total increase (decrease) in net assets	(159,547,190)	(113,791,140)

NET ASSETS
Beginning of year	308,348,113	422,139,253
End of year	$148,800,923	$308,348,113
Accumulated net investment loss	$(59,127)	$—

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Retail Shares
Shares sold	872,138	$19,126,685	2,172,672	$44,541,057
Shares redeemed (b)	(7,110,900)	(152,532,055)	(9,864,259)	(196,320,536)
Net decrease	(6,238,762)	$(133,405,370)	(7,691,587)	$(151,779,479)

(b)	Net of redemption fees of $5,082 and $31,172, respectively.

Institutional Shares
Shares sold	—	$—	—	$—
Shares redeemed	—	—	(334,609)	(6,369,992)
Net decrease	—	$—	(334,609)	$(6,369,992)

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(728,537)	$(412,503)
Net realized gain on unaffiliated
investments and options	4,165,793	7,429,375
Net realized gain on affiliated
investments (Note 6)	614,363	724,772
Change in net unrealized appreciation
on investments and options	6,056,796	8,797,525
Change in net unrealized appreciation (depreciation)
on foreign currency translations	(23,868)	23,868
Net increase in net assets
resulting from operations	10,084,547	16,563,037

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain:
Retail Shares	(4,218,616)	(976,831)
Institutional Shares	(169,627)	(5,422)
Total distributions to shareholders	(4,388,243)	(982,253)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from net change
in outstanding shares - Retail Shares (a)	55,499,638	16,763,956
Net increase in net assets derived from net change
in outstanding shares - Institutional Shares (a)	16,102,711	2,276,090
Total increase in net assets
from capital share transactions	71,602,349	19,040,046
Total increase in net assets	77,298,653	34,620,830

NET ASSETS
Beginning of year	70,365,795	35,744,965
End of year	$147,664,448	$70,365,795
Accumulated net investment loss	$(229,554)	$—

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Retail Shares
Shares sold	6,720,955	$81,461,834	3,355,260	$34,494,852
Shares issued
in reinvestment
of distributions	344,750	3,950,843	88,297	950,964
Shares redeemed (b)	(2,522,724)	(29,913,039)	(1,840,006)	(18,681,860)
Net increase	4,542,981	$55,499,638	1,603,551	$16,763,956

(b)	Net of redemption fees of $3,982 and $3,582, respectively.

Institutional Shares
Shares sold	1,326,963	$16,953,482	911,187	$9,001,053
Shares issued
in reinvestment
of distributions	14,623	169,627	499	5,422
Shares redeemed	(89,352)	(1,020,398)	(740,157)	(6,730,385)
Net increase	1,252,234	$16,102,711	171,529	$2,276,090

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$41,112	$22,096
Net realized gain (loss) on unaffiliated investments	97,217	(16,627)
Net realized gain on affiliated investments (Note 6)	5,919	—
Change in net unrealized appreciation on investments	103,253	495,283
Net increase in net assets
resulting from operations	247,501	500,752

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(39,890)	(16,154)
From net realized gain	—	(166,051)
Total distributions to shareholders	(39,890)	(182,205)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares (a)	(426,828)	1,223,394
Total increase (decrease) in net assets	(219,217)	1,541,941

NET ASSETS
Beginning of year	6,393,695	4,851,754
End of year	$6,174,478	$6,393,695
Undistributed net investment income	$9,032	$7,809

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	77,367	$868,331	146,203	$1,560,449
Shares issued
in reinvestment
of distributions	3,231	34,704	15,955	168,164
Shares redeemed (b)	(124,210)	(1,329,863)	(47,507)	(505,219)
Net increase (decrease)	(43,612)	$(426,828)	114,651	$1,223,394

(b) Net of redemption fees of $2 and $47, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment income	$333,003	$217,180
Net realized gain on unaffiliated investments	153,827	6,217
Net realized gain (loss) on affiliated investments
(Note 6)	(19,820)	132,148
Change in net unrealized
appreciation on investments	880,948	1,002,498
Net increase in net assets
resulting from operations	1,347,958	1,358,043

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(331,734)	(219,424)
From net realized gain	(136,133)	(129,788)
Total distributions to shareholders	(467,867)	(349,212)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	3,933,143	5,094,054
Total increase in net assets	4,813,234	6,102,885

NET ASSETS
Beginning of year	11,482,731	5,379,846
End of year	$16,295,965	$11,482,731

(a)  Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	402,370	$4,869,146	477,735	$5,430,789
Shares issued
in reinvestment
of distributions	30,904	375,310	23,541	265,271
Shares redeemed (b)	(110,461)	(1,311,313)	(52,816)	(602,006)
Net increase	322,813	$3,933,143	448,460	$5,094,054

(b) Net of redemption fees of $113 and $422, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	March 31, 2012	March 31, 2011
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(39,596)	$(86,863)
Net realized gain (loss) on unaffiliated investments	(375,960)	7,557
Net realized gain on affiliated investments (Note 6)	157,541	150,605
Change in net unrealized
appreciation (depreciation) on investments	(1,027,481)	1,042,810
Net increase (decrease) in net assets
resulting from operations	(1,285,496)	1,114,109

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gain	(144,155)	(107,884)
Total distributions to shareholders	(144,155)	(107,884)

CAPITAL SHARE TRANSACTIONS
Net increase (decrease) in net assets derived from
net change in outstanding shares (a)	(967,999)	1,529,720
Total increase (decrease) in net assets	(2,397,650)	2,535,945

NET ASSETS
Beginning of year	10,083,975	7,548,030
End of year	$7,686,325	$10,083,975
Accumulated net investment loss	$(5,570)	$—

(a) Summary of capital share transactions is as follows:

	Year Ended		Year Ended
	March 31, 2012		March 31, 2011
	Shares	Value	Shares	Value
Shares sold	95,567	$1,093,534	414,606	$5,119,210
Shares issued
in reinvestment
of distributions	12,995	134,364	8,368	102,507
Shares redeemed (b)	(199,749)	(2,195,897)	(318,819)	(3,691,997)
Net increase (decrease)	(91,187)	$(967,999)	104,155	$1,529,720

(b) Net of redemption fees of $22 and $634, respectively.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year

	Year Ended March 31,
	2012	2011	2010	2009	2008
Retail Shares
Net asset value,
beginning of year	$23.51	$19.97	$11.23	$24.61	$26.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.10)*	(0.12)*	(0.07)*	(0.01)	(0.09)
Net realized and
unrealized gain (loss)
on investments	(1.77)	3.66	8.80	(13.22)	(1.58)
Total from investment
operations	(1.87)	3.54	8.73	(13.23)	(1.67)

LESS DISTRIBUTIONS:
From net realized gain	—	—	—	(0.16)	(0.70)
Paid-in capital from
redemption fees
(Note 2)	0.00 **	0.00 **	0.01	0.01	0.01
Net asset value,
end of year	$21.64	$23.51	$19.97	$11.23	$24.61
Total return	(7.95)%	17.73%	77.83%	(53.78)%	(6.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year (millions)	$147.7	$307.1	$414.5	$242.7	$621.3
Ratio of expenses to
average net assets	1.49%	1.40%	1.37%	1.37%	1.37%
Ratio of net
investment loss to
average net assets	(0.45)%	(0.57)%	(0.42)%	(0.04)%	(0.31)%
Portfolio turnover rate	51%	64%	90%	80%	73%

*	Calculated using the average shares outstanding method.
**	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

Hodges Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period (Continued)

				December 12,
				2008*
				through
	Year Ended March 31,			March 31,
	2012	2011	2010	2009
Institutional Shares
Net asset value,
beginning of year/period	$23.63	$20.01	$11.23	$13.37

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)	(0.02)**	0.05 **	(0.03)**	0.02
Net realized and unrealized
gain (loss) on investments	(1.80)	3.57	8.81	(2.16)
Total from investment operations	(1.82)	3.62	8.78	(2.14)
Net asset value, end of year/period	$21.81	$23.63	$20.01	$11.23
Total return	(7.70)%	18.09%	78.18%	(16.01	)%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$1.1	$1.2	$7.7	$0.05
Ratio of expenses to
average net assets	1.18%	1.04%	1.06%	1.04	%+
Ratio of net investment
income (loss) to average net assets	(0.09)%	0.27%	(0.18)%	0.29	%+
Portfolio turnover rate	51%	64%	90%	80	%^

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

					December 18,
					2007*
					through
	Year Ended March 31,				March 31,
	2012	2011	2010	2009	2008
Retail Shares
Net asset value,
beginning of year/period	$12.58	$9.37	$4.87	$9.49	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.11)**	(0.09)**	(0.06)**	(0.01)	(0.01)
Net realized and unrealized
gain (loss) on investments	1.14	3.50	4.56	(4.61)	(0.52)
Net increase from payments
by affiliates on the disposal
of investments in violation
of restrictions	—	—	—	—	0.02
Total from
investment operations	1.03	3.41	4.50	(4.62)	(0.51)

LESS DISTRIBUTIONS:
From net realized gain	(0.66)	(0.20)	—	—	—
Paid-in capital from redemption
fees (Note 2)	0.00 ***	0.00 ***	0.00 ***	0.00 ***	0.00	***
Net asset value,
end of year/period	$12.95	$12.58	$9.37	$4.87	$9.49
Total return	8.90%	36.76%	92.40%	(48.68)%	(5.10	)%^

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$128.6	$67.8	$35.5	$15.9	$9.4
Portfolio turnover rate	88%	109%	102%	109%	23	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.47%	1.56%	2.01%	2.14%	2.88	%+
After fees waived
and expenses absorbed	1.40%	1.40%	1.40%	1.40%	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.97)%	(0.98)%	(1.42)%	(0.87)%	(1.86	)%+
After fees waived
and expenses absorbed	(0.90)%	(0.82)%	(0.81)%	(0.13)%	(0.38	)%+

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Small Cap Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period (Continued)

				December 12,
				2008*
				through
	Year Ended March 31,			March 31,
	2012	2011	2010	2009
Institutional Shares
Net asset value,
beginning of year/period	$12.70	$9.38	$4.87	$5.45

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.08)**	(0.04)**	(0.05)**	(0.00	)**
Net realized and unrealized
gain (loss) on investments	1.16	3.56	4.56	(0.58)
Total from investment operations	1.08	3.52	4.51	(0.58)

LESS DISTRIBUTIONS:
From net realized gain	(0.66)	(0.20)	—	—
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	0.00 ***	0.00	***
Net asset value,
end of year/period	$13.12	$12.70	$9.38	$4.87
Total return	9.22%	37.90%	92.61%	(10.64	)%^

SUPPLEMENTAL DATA:
Net assets, end of
year/period (millions)	$19.1	$2.6	$0.3	$0.07
Portfolio turnover rate	88%	109%	102%	109	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.15%	1.30%	1.76%	1.89	%+
After fees waived
and expenses absorbed	1.15%	1.15%	1.15%	1.15	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(0.64)%	(0.54)%	(1.22)%	(0.62	)%+
After fees waived
and expenses absorbed	(0.64)%	(0.39)%	(0.61)%	0.12	%+

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Blue Chip 25 Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			September 10,
			2009*
			through
	Year Ended March 31,		March 31,
	2012	2011	2010
Net asset value,
beginning of year/period	$11.28	$10.73	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.08 **	0.04 **	0.01	**
Net realized and unrealized
gain on investments	0.52	0.87	0.72
Total from investment operations	0.60	0.91	0.73

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.03)	—
From net realized gain	—	(0.33)	—
Total distributions	(0.08)	(0.36)	—
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	0.00	***
Net asset value, end of year/period	$11.80	$11.28	$10.73
Total return	5.37%	8.73%	7.30	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$6.2	$6.4	$4.9
Portfolio turnover rate	53%	46%	31	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	2.51%	2.50%	5.01	%+
After fees waived and expenses absorbed	1.30%	1.30%	1.30	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.50)%	(0.79)%	(3.62	)%+
After fees waived and expenses absorbed	0.71%	0.41%	0.09	%+

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Equity Income Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			September 10,
			2009*
			through
	Year Ended March 31,		March 31,
	2012	2011	2010
Net asset value,
beginning of year/period	$12.21	$10.93	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment income	0.31 **	0.32 **	0.20	**
Net realized and unrealized
gain on investments	0.80	1.45	0.88
Total from investment operations	1.11	1.77	1.08

LESS DISTRIBUTIONS:
From net investment income	(0.30)	(0.31)	(0.15)
From net realized gain	(0.12)	(0.18)	—
Total from distributions	(0.42)	(0.49)	(0.15)
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	0.00	***
Net asset value, end of year/period	$12.90	$12.21	$10.93
Total return	9.31%	16.69%	10.75	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period(millions)	$16.3	$11.5	$5.4
Portfolio turnover rate	30%	34%	33	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	1.76%	2.11%	4.96	%+
After fees waived
and expenses absorbed	1.30%	1.30%	1.30	%+

RATIO OF NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	2.07%	2.06%	(0.30	)%+
After fees waived
and expenses absorbed	2.53%	2.87%	3.36	%+

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Pure Contrarian Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each year/period

			September 10,
			2009*
			through
	Year Ended March 31,		March 31,
	2012	2011	2010
Net asset value,
beginning of year/period	$13.60	$11.84	$10.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)**	(0.12)**	(0.04	)**
Net realized and unrealized
gain (loss) on investments	(1.52)	2.03	1.88
Total from investment operations	(1.58)	1.91	1.84

LESS DISTRIBUTIONS:
From net realized gain	(0.20)	(0.15)	—
Paid-in capital from
redemption fees (Note 2)	0.00 ***	0.00 ***	—
Net asset value, end of year/period	$11.82	$13.60	$11.84
Total return	(11.38)%	16.24%	18.40	%^

SUPPLEMENTAL DATA:
Net assets, end of year/period (millions)	$7.7	$10.1	$7.5
Portfolio turnover rate	69%	91%	29	%^

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	2.33%	2.16%	4.48	%+
After fees waived
and expenses absorbed	1.40%	1.40%	1.40	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived
and expenses absorbed	(1.42)%	(1.70)%	(3.72	)%+
After fees waived
and expenses absorbed	(0.49)%	(0.94)%	(0.64	)%+

*	Commencement of operations.
**	Calculated using the average shares outstanding method.
***	Amount is less than $0.01.
^	Not annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012

NOTE 1 – ORGANIZATION

The Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund (each a “Fund” and collectively the “Funds”) are series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company.  The Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund and the Hodges Equity Income Fund are diversified and the Hodges Pure Contrarian Fund is non-diversified.  The Hodges Fund commenced operations on October 9, 1992.  The Hodges Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on October 9, 1992 and Institutional Shares commenced operations on December 12, 2008. The Hodges Small Cap Fund commenced operations on December 18, 2007.  The Hodges Small Cap Fund currently offers two classes of shares: Retail Shares and Institutional Shares.  Retail Shares commenced operation on December 18, 2007 and Institutional Shares commenced operations on December 12, 2008.  The Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund commenced operations on September 10, 2009 and offer a Retail Class of shares only.

Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses.  Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The investment objective of the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund and Hodges Pure Contrarian Fund is long-term capital appreciation.  The investment objective of the Hodges Equity Income Fund is to seek income and long-term capital appreciation.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation.  All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), are valued at the last reported sale price on

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  the exchange on which the security is principally traded.  Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”).  If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market.  If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

  Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service.  If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.  In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Short-term securities that have maturities of less than 60 days, at the time of purchase, are valued at cost, which, when combined with accrued interest, approximates market value.

  Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”).  NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace.  Composite option pricing calculates the mean of the highest bid price and the lowest ask price across the exchanges where the option is traded.

  Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees.  When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees.  Fair value pricing is an inherently subjective process and no single standard exists for determining fair value.  Different funds could reasonably arrive at different values for the same security.  The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  would be calculated without regard to such considerations. As of March 31, 2012, the Funds did not hold any fair valued securities.

  As described above, the Funds utilize various methods to measure the fair value of most of their investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuations methods.  The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

  The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

  The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$130,367,670	$—	$—	$130,367,670
Partnerships &
Trusts^	15,139,865	—	—	15,139,865
Purchased Call
Option^	—	3,414,185	—	3,414,185
Short-Term
Investments	565	—	—	565
Total Investments
in Securities	$145,508,100	$3,414,185	$—	$148,922,285

Hodges Small Cap Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$134,587,249	$—	$—	$134,587,249
Partnerships & Trusts^	5,303,750	—	—	5,303,750
Short-Term
Investments	8,218,690	—	—	8,218,690
Total Investments
in Securities	$148,109,689	$—	$—	$148,109,689

Hodges Blue Chip 25 Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$5,890,710	$—	$—	$5,890,710
Partnership & Trust^	235,750	—	—	235,750
Short-Term
Investment	49,433	—	—	49,433
Total Investments
in Securities	$6,175,893	$—	$—	$6,175,893

Hodges Equity Income Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$15,563,185	$—	$—	$15,563,185
Partnership & Trust^	490,240	—	—	490,240
Corporate Bond	—	241,250	—	241,250
Short-Term
Investment	40,825	—	—	40,825
Total Investments
in Securities	$16,094,250	$241,250	$—	$16,335,500

^  See Schedule of Investments for industry breakout.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Pure Contrarian Fund:
	Level 1	Level 2	Level 3	Total
Common Stocks^	$7,459,903	$—	$—	$7,459,903
Partnership & Trust^	235,750	—	—	235,750
Short-Term Investment	2,131	—	—	2,131
Total Investments
in Securities	$7,697,784	$—	$—	$7,697,784

       ^  See Schedule of Investments for industry breakout.

  The Funds did not have transfers into or out of the Levels 1 or 2 during the year ended March 31, 2012.

The Funds have adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

Each Fund may invest in options, traded on U.S. and foreign exchanges, on equities, debt and stock indices as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of a Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.  Each Fund may write covered put and call options on securities, securities indices and currencies in which it may invest to serve as a partial hedge against a price decline of the underlying security.

  Balance Sheet

  Fair values of Derivative Instruments as of March 31, 2012:

  Hodges Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2012		March 31, 2012
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts	Investments in
unaffiliated
securities,
	at value	$3,414,185	None	$—
Total		$3,414,185		$—

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Small Cap Fund

	Asset Derivatives as of		Liability Derivatives as of
	March 31, 2012		March 31, 2012
Derivative	Balance Sheet		Balance Sheet
Instruments	Location	Fair Value	Location	Fair Value
Equity Contracts	None	$—	None	$—
Total		$—		$—

  Statement of Operations

  The effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2012:

  Hodges Fund

Change in Unrealized
Appreciation
	Location of Gain	Realized Gain	(Depreciation)
Derivative	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Instruments	Recognized in Income	Recognized in Income	in Income
Equity	Realized and Unrealized
Contracts	Gain (Loss) on
Investments
	and Options	$69,646	$356,118

  Hodges Small Cap Fund

Change in Unrealized
Appreciation
	Location of Gain	Realized Gain	(Depreciation)
Derivative	(Loss) on Derivatives	(Loss) on Derivatives	on Derivatives
Instruments	Recognized in Income	Recognized in Income	in Income
Equity	Realized and Unrealized
Contracts	Gain (Loss) on
Investments
	and Options	$(101,557)	$—

B.   Federal Income Taxes. Each Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  Therefore, no provision for federal income taxes or excise taxes has been made.

  In order to avoid imposition of the excise tax applicable to regulated investment companies, each Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and at least 98.2% of its net

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

  Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of each Fund’s next taxable year.

  As of March 31, 2012, the Funds deferred, on a tax basis, post-October losses of:

Hodges Fund	$—
Hodges Small Cap Fund	—
Hodges Blue Chip 25 Fund	—
Hodges Equity Income Fund	—
Hodges Pure Contrarian Fund	243,997

  At March 31, 2012, the Funds deferred, on a tax basis, a post-December late year losses, which will be recognized in the following year:

Hodges Fund	$59,127
Hodges Small Cap Fund	229,553
Hodges Blue Chip 25 Fund	—
Hodges Equity Income Fund	—
Hodges Pure Contrarian Fund	5,570

  For the year ended March 31, 2012, the Funds had the following capital loss carryforwards available for federal income tax purposes:

	Expiring March 31,
	2018	2019
Hodges Fund	$136,198,527	$4,036,303
Hodges Small Cap Fund	—	—
Hodges Blue Chip 25 Fund	—	—
Hodges Equity Income Fund	—	—
Hodges Pure Contrarian Fund	—	—

  The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011 or expected to be taken in the Funds’ 2012 tax returns.  The Funds identify their major tax jurisdiction as U.S. Federal and Massachusetts State; however the Funds are not aware of any tax positions for which it is reasonably

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.  Securities Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date.  Gains and losses realized on sales of securities are determined on a specific identification basis.  Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method.  Dividend income is recorded on the ex-dividend date.  Interest income is recorded on an accrual basis.  Other non-cash dividends are recognized as investment income at the fair value of the property received.  Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

D.  Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains, if any, on securities for the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, and Hodges Pure Contrarian Fund are normally declared and paid on an annual basis.  Distributions to shareholders from net investment income for the Hodges Equity Income Fund normally are declared and paid on a quarterly basis, and distributions to shareholders from net realized gains on securities normally are declared and paid on an annual basis.  Distributions are recorded on the ex-dividend date.

E.  Options Contracts.  The Funds may purchase call options on securities and indices.  As the holder of a call option, each Fund has the right to purchase the underlying security at the exercise price at any time until the expiration date.  As a holder of a put option, each Fund has the right to sell the underlying security at the exercise price at any time until the expiration date.  The Funds may enter into closing sale transactions with respect to such options, exercise such options or permit such options to expire.  If an option expires on the stipulated date or if a Fund enters into a closing sale transaction, a gain or loss is realized.  If a Fund exercises a call option, the cost of the security acquired is increased by the premium paid for the call.  Each Fund may write (sell) covered put and call options on securities, security indices and currencies in which it may invest. When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to reflect the current fair value of the option written.  Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments.  The difference

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss.  If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss.  If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund.  Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option.

  The activity in options written during the year ended March 31, 2012 for the Hodges Fund, is as follows:

		Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	1,350	194,144
Options exercised	(600)	(75,148)
Options expired	(750)	(118,996)
Options closed	—	—
Options outstanding, end of year	—	$—

  The activity in options written during the year ended March 31, 2012 for the Hodges Small Cap Fund, is as follows:

		Premiums
	Contracts	Received
Options outstanding, beginning of year	—	$—
Options written	850	165,741
Options exercised	(11)	(1,902)
Options expired	(150)	(44,549)
Options closed	(689)	(119,290)
Options outstanding, end of year	—	$—

F.   Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period.  Actual results could differ from those estimates.

G.   Share Valuation.  The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

  Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent.  The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The offering and redemption price per share for each Fund is equal to each Fund’s net asset value per share.  The Funds charge a 1.00% redemption fee on shares held 30 days or less.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  Each Fund will retain the fee charged as paid-in capital and such fees become part of that Fund’s daily NAV calculation.

H.  Illiquid Securities. A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund.  Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.  Each Fund intends to invest no more than 15% of its net assets in illiquid securities.

I.   Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended March 31, 2012, the following adjustments were made:

	Undistributed	Accumulated
	Net Investment	Net Realized	Paid-in
	Income/(Loss)	Gain/(Loss)	Capital
Hodges Fund	$856,556	$(1)	$(856,555)
Hodges Small Cap Fund	498,983	1	(498,984)
Hodges Blue Chip 25 Fund	—	—	—
Hodges Equity Income Fund	(1,269)	1,269	—
Hodges Pure Contrarian Fund	34,026	20,638	(54,664)

J.   Guarantees and Indemnifications.  In the normal course of business, each Fund enters into contracts with service providers that contain general indemnification clauses.  The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred.  However, based on experience, the Funds expect the risk of loss to be remote.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

K.  Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.  Effective July 31, 2012, the Board of Trustees has approved the Institutional Class of the Hodges Fund and Hodges Small Cap Fund assessing a redemption fee of 1.00% for Fund shares held for 60 days or less.  This reflects a change from a 1.00% redemption fee for Fund shares held for 30 day or less.

L.  Recent Accounting Pronouncement.  In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (“IFRS”)”.  ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and IFRS.  ASU 2011-04 will require reporting to entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in observable inputs and the interrelationships between those unobservable inputs.  In addition, ASU 2011-04 will require reporting to entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.  The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011.  At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Hodges Capital Management, Inc. (the “Advisor”) provides the Funds with investment management services under respective Investment Advisory Agreements (the “Agreements”).  Under the Agreements, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.85% for the Hodges Fund, Hodges Small Cap Fund, and Hodges Pure Contrarian Fund, and 0.65% for the Hodges Blue Chip 25 Fund and Hodges Equity Income Fund, based upon the average daily net assets of each Fund.  For the year ended March 31, 2012, the Hodges Fund, Hodges Small Cap Fund,

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $1,729,127, $702,549, $37,889, $85,573 and $68,755, respectively, in advisory fees.

The Funds are responsible for their own operating expenses.  The Advisor has contractually agreed to limit Fund expenses as follows by reducing all or a portion of its fees and reimbursing the Fund expenses so that its ratio of expenses to average net assets will not exceed:

Hodges Small Cap Fund – Retail Shares	1.40%
Hodges Small Cap Fund – Institutional Shares	1.15%
Hodges Blue Chip 25 Fund	1.30%
Hodges Equity Income Fund	1.30%
Hodges Pure Contrarian Fund	1.40%

There is no expense cap in place for the Hodges Fund.

Any fees waived or voluntarily reduced and/or any Fund expenses absorbed by the Advisor pursuant to an agreed upon expense cap shall be reimbursed by the respective Fund to the Advisor, if so requested by the Advisor, anytime before the end of the third fiscal year following the year to which the fee waiver and/or expense absorption relates, provided the aggregate amount of the respective Fund’s current operating expenses for such fiscal year does not exceed the applicable limitation on Fund expenses.  Each Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursements of fees and/or expenses.  Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.  For the year ended March 31, 2012, the Advisor waived $52,278, $70,330, $60,863, and $75,394 in fees for the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund, respectively.

At March 31, 2012, the cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund that may be recouped was $300,001, $211,814, $199,706, and $223,975, respectively.  The Advisor may recapture portions of the above amount no later than the dates stated below:

	March 31,	March 31,	March 31,
	2013	2014	2015
Hodges Small Cap Fund	$165,800	$81,923	$52,278
Hodges Blue Chip 25 Fund	$77,071	$64,413	$70,330
Hodges Equity Income Fund	$77,047	$61,796	$60,863
Hodges Pure Contrarian Fund	$78,071	$70,510	$75,394

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Funds’ Administrator (the “Administrator”) and, in that capacity, performs various administrative and accounting services for the Funds.  USBFS also serves as the Funds’ fund accountant, transfer agent, dividend disbursing agent and registrar.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the trustees; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals.

For the year ended March 31, 2012, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $123,062, $53,355, $4,015, $9,123, and $5,245 in administration fees, respectively.  The officers of the Trust are employees of the Administrator.  The Chief Compliance Officer is also an employee of the Administrator.  For the year ended March 31, 2012, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $12,386, $3,444, $3,081, $3,339, and $3,103 of the Trust’s Chief Compliance Officer fees, respectively.

Quasar Distributors, LLC (the “Distributor”) serves as principal underwriter in a continuous public offering of the Funds’ shares.  U.S. Bank, N.A. (the “Custodian”) serves as custodian to the Funds.  Both the Distributor and Custodian are affiliates of the Administrator.

Each Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act.  The Plan provides that each Fund’s Retail Shares may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of each Fund.  The fee is paid to the Distributor for the sale and distribution of a Fund’s shares and services it provides to shareholders.  For the year ended March 31, 2012, the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund incurred $505,897, $195,911, $14,573, $32,913, and $20,222 in distribution fees, respectively.

For the year ended March 31, 2012, First Dallas Securities, an affiliate of the Advisor, received $346,281, $241,567, $3,538, $9,696, and $28,213 in brokerage commissions with respect to the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Funds’ portfolio transactions, respectively.

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities for the Funds, excluding short-term investments, for the year ended March 31, 2012, are as follows:

	Purchases	Sales
Hodges Fund	$104,915,381	$230,426,788
Hodges Small Cap Fund	132,356,527	72,333,919
Hodges Blue Chip 25 Fund	3,149,027	3,038,074
Hodges Equity Income Fund	7,885,524	3,948,343
Hodges Pure Contrarian Fund	5,560,221	6,447,123

There were no purchases or sales of U.S. Government obligations for the year ended March 31, 2012.

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the year ended March 31, 2012 and the year ended March 31, 2011 for each Fund was as follows:

Hodges Small Cap Fund

	March 31, 2012	March 31, 2011
Distributions paid from:
Long-term capital gain*	$2,177,545	$982,253
Ordinary income	$2,210,698	$—

     *  Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Blue Chip 25 Fund

	March 31, 2012	March 31, 2011
Distributions paid from:
Ordinary income	$39,890	$182,205

Hodges Equity Income Fund

	March 31, 2012	March 31, 2011
Distributions paid from:
Long-term capital gain*	$75,600	$999
Ordinary income	$392,267	$348,213

     *  Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Pure Contrarian Fund

	March 31, 2012	March 31, 2011
Distributions paid from:
Long-term capital gain*	$144,155	$107,884

     *  Designated as long term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3).

For the years ended March 31, 2012 and March 31, 2011, there were no distributions for the Hodges Fund.

As of March 31, 2012, the components of distributable earnings on a tax basis were as follows:

		Hodges
	Hodges Fund	Small Cap Fund
Cost of investments	$132,063,587	$125,201,606
Gross tax unrealized appreciation	33,474,180	24,552,239
Gross tax unrealized depreciation	(16,615,482)	(1,644,156)
Net tax unrealized appreciation	16,858,698	22,908,083
Undistributed ordinary income	—	—
Undistributed long-term capital gain	—	4,611,976
Total distributable earnings	—	4,611,976
Other accumulated loss	(140,293,957)	(407,879)
Total accumulated gain/(loss)	$(123,435,259)	$27,112,180

	Hodges Blue	Hodges Equity
	Chip 25 Fund	Income Fund
Cost of investments	$5,408,817	$14,251,582
Gross tax unrealized appreciation	1,042,833	2,283,344
Gross tax unrealized depreciation	(275,757)	(199,426)
Net tax unrealized appreciation	767,076	2,082,703
Undistributed ordinary income	9,032	4,718
Undistributed long-term capital gain	6,543	130,539
Total distributable earnings	15,575	135,257
Other accumulated loss	—	(1,215)
Total accumulated gain	$782,651	$2,217,960

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Pure
Contrarian Fund
Cost of investments	$7,014,370
Gross tax unrealized appreciation	1,118,186
Gross tax unrealized depreciation	(434,772)
Net tax unrealized appreciation	683,414
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated loss	(249,567)
Total accumulated gain	$433,847

NOTE 6 – INVESTMENTS IN AFFILIATES

Affiliated companies, as defined in Section 2 (a) (3) of the Investment Company Act of 1940, are companies 5% or more of whose outstanding voting shares are held by the Fund.  For the year ended March 31, 2012, the Funds had the following transactions with affiliated companies:

Hodges Fund

As of March 31, 2012, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $41,946,595, representing 28.2% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2011	Purchases	Sales	2012	(Loss)	Income	2012	Cost
A.H. Belo
Corp. –
Class A	1,020,000	—	—	1,020,000	$—	$244,800	$4,987,800	$2,831,403

A.T. Cross
Co. -
Class A	1,902,900	—	1,352,900	550,000	$5,800,802	$—	$6,622,000	$963,441

Heelys,
Inc.	1,000,000	—	34,100	965,900	$(7,327)	$—	$2,124,980	$2,192,593

Luby’s.
Inc.	1,200,000	145,000	—	1,345,000	$—	$—	$8,164,150	$9,820,599

Rocky
Mountain
Chocolate
Factory, Inc.	600,000	—	70,000	530,000	$(465,086)	$226,000	$4,907,800	$5,905,460

Texas Pacific
Land Trust	408,000	—	86,900	321,100	$1,918,835	$78,2000	$15,139,865	$9,307,727
Total							$41,946,595	$31,021,223

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Small Cap Fund

As of March 31, 2012, the market value of all securities of affiliated companies held in the Hodges Small Cap Fund amounted to $7,371,934, representing 5.0% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2011	Purchases	Sales	2012	(Loss)	Income	2012	Cost
A.T. Cross
Co. -
Class A	80,000	219,600	75,000	224,600	$588,927	$—	$2,704,184	$2,156,298

Heelys, Inc.	300,000	—	—	300,000	$—	$—	$660,000	$755,973

Luby’s, Inc.	220,000		220,000	—	$25,436	$—	$—	$—

Texas
Pacific
Land Trust	30,000	55,000	—	85,000	$—	$14,950	$4,007,750	$3,242,478
Total							$7,371,934	$6,154,749

Hodges Blue Chip 25 Fund

As of March 31, 2012, the market value of all securities of affiliated companies held in the Hodges Blue Chip 25 Fund amounted to $235,750, representing 3.8% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2011	Purchases	Sales	2012	(Loss)	Income	2012	Cost
Texas
Pacific
Land Trust	3,800	2,000	800	5,000	$5,919	$1,150	$235,750	$169,793
Total							$235,750	$169,793

Hodges Equity Income Fund

As of March 31, 2012, the Hodges Equity Income Fund did not hold any securities in affiliated companies.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2011	Purchases	Sales	2012	(Loss)	Income	2012	Cost
Rocky
Mountain
Chocolate
Factory, Inc.	20,000	—	20,000	—	$(19,820)	$4,000	$—	$—
Total							$—	$—

Hodges Mutual Funds

NOTES TO FINANCIAL STATEMENTS March 31, 2012 (Continued)

Hodges Pure Contrarian Fund

As of March 31, 2012, the market value of all securities of affiliated companies held in the Hodges Fund amounted to $1,237,576 representing 16.1% of net assets.

	Share			Share
	Balance			Balance	Realized		Value
	March 31,			March 31,	Gain	Dividend	March 31,	Acquisition
	2011	Purchases	Sales	2012	(Loss)	Income	2012	Cost
A.H. Belo
Corp. –
Class A	35,000	25,000	—	60,000	$—	$11,100	$293,400	$252,362

A.T. Cross
Co. - Class A	25,000	—	25,000	—	$158,303	$—	$—	$—

Heelys, Inc.	105,000	—	10,000	95,000	$(762)	$—	$209,000	$234,968

Intrusion,
Inc.	217,379	—	—	217,379	$—	$—	$141,296	$131,837

Luby’s, Inc.	57,000	2,000	—	59,000	$—	$—	$358,130	$256,380

Texas Pacific
Land Trust	3,000	2,000	—	5,000	$—	$1,150	$235,750	$170,372
Total							$1,237,576	$1,045,919

NOTE 7 – CREDIT FACILITY

U.S. Bank, N.A. (the “Bank”) has made available to the Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  The maximum line of credit for the Funds is $25,000,000, $20,000,000, $1,000,000, $1,000,000, and $1,000,000, respectively.  For the year ended March 31, 2012, the average interest rate on the outstanding principal amount was 3.25%.  Advances are not collateralized by a first lien against each Fund’s assets.  During year ended March 31, 2012, the Hodges Fund and Hodges Small Cap Fund had an outstanding average daily loan balance of $2,600,602 and $1,017,400, respectively.  The average daily loan balance is determined by using the days the Funds had an outstanding balance.  The maximum amount outstanding for the current lending agreement during that period was $7,475,000 for Hodges Fund and $1,582,000 for Hodges Small Cap Fund.  Interest expense amounted to $51,952 for the Hodges Fund and $1,358 for Hodges Small Cap Fund.  At March 31, 2012, the Hodges Fund had a loan payable balance of $729,000 and the Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund did not have a loan payable balance.

Hodges Mutual Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Hodges Funds and the
Board of Trustees of Professionally Managed Portfolios

We have audited the accompanying statements of assets and liabilities of Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund, each a series of Professionally Managed Portfolios, including the schedules of investments, as of March 31, 2012, and for the Hodges Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and for the Hodges Small Cap Fund the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and for the period December 18, 2007 (commencement of operations) to March 31, 2008, and for Hodges Blue Chip 25 Fund, Hodges Equity Income Fund and Hodges Pure Contrarian Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each the two years in the period then ended and for the period September 10, 2009 (commencement of operations) to March 31, 2010.  These financial statements and financial highlights are the responsibility of the Funds’ management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of March 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hodges Fund, Hodges Small Cap Fund, Hodges Blue Chip 25 Fund, Hodges Equity Income Fund, and Hodges Pure Contrarian Fund  as of March 31, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 29, 2012

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited)

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund.  The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series.  The current Trustees and officers of the Trust, their dates of birth, position with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships are set forth below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Independent Trustees of the Trust(1)

Dorothy A. Berry	Chairman	Indefinite	President, Talon	5	Trustee,
(born 1943)	and	Term;	Industries, Inc.		PNC Funds,
c/o U.S. Bancorp	Trustee	Since	(administrative,		Inc.
Fund Services, LLC		May 1991.	management and business
2020 E. Financial Way			consulting); formerly,
Suite 100			Executive Vice President
Glendora, CA 91741			and Chief Operating
Officer, Integrated Asset
Management (investment
adviser and manager)
and formerly, President,
Value Line, Inc.
(investment advisory
and financial
publishing firm).

Wallace L. Cook	Trustee	Indefinite	Investment	5	The Dana
(born 1939)		Term;	Consultant; formerly,		Foundation;
c/o U.S. Bancorp		Since	Chief Executive Officer,		The University
Fund Services, LLC		May 1991.	Rockefeller Trust Co.,		of Virginia Law
2020 E. Financial Way			(prior thereto Senior		School
Suite 100			Vice President), and		Foundation.
Glendora, CA 91741			Managing Director,
Rockefeller & Co.
(Investment Manager
and Financial Advisor);
formerly, Senior Vice
President, Norton
Simon, Inc.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Carl A. Froebel	Trustee	Indefinite	Formerly,	5	None.
(born 1938)		Term;	President and
c/o U.S. Bancorp		Since	Founder, National
Fund Services, LLC		May 1991.	Investor Data
2020 E. Financial Way			Services, Inc.
Suite 100			(investment related
Glendora, CA 91741			computer software).

Steven J. Paggioli	Trustee	Indefinite	Consultant;	5	Independent
(born 1950)		Term;	formerly, Executive		Trustee, The
c/o U.S. Bancorp		Since	Vice President,		Managers
Fund Services, LLC		May 1991.	Investment Company		Funds;
2020 E. Financial Way			Administration, LLC		Trustee,
Suite 100			(mutual fund		Managers
Glendora, CA 91741			administrator).		AMG Funds,
Aston Funds;
Advisory Board
Member,
Sustainable
Growth
Advisers, LP;
Independent
Director, Chase
Investment
Counsel.

Interested Trustee and Officers of the Trust

Eric W. Falkeis(3)	President	Indefinite	Senior Vice	5	None.
(born 1973)		Term; Since	President and
c/o U.S. Bancorp		January	Chief Financial
Fund Services, LLC		2011.	Officer (and other
615 East Michigan St.	Trustee	Indefinite	positions), U.S.
Milwaukee, WI 53202		Term; Since	Bancorp Fund
		September	Services, LLC,
		2011.	since 1997.

Hodges Mutual Funds

TRUSTEES AND EXECUTIVE OFFICERS (Unaudited) (Continued)

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Age	with the	Length of	During	Overseen	Directorships
and Address	Trust	Time Served	Past Five Years	by Trustees	Held

Patrick J. Rudnick	Treasurer	Indefinite	Vice President,	Not	Not
(born 1973)		Term;	U.S. Bancorp	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Fund Services,
Fund Services, LLC		November	LLC, since 2006;
615 East Michigan St.		2009.	formerly, Manager,
Milwaukee, WI 53202			PricewaterhouseCoopers
LLP (1999-2006).

Elaine E. Richards	Secretary	Indefinite	Vice President and	Not	Not
(born 1968)		Term;	Legal Compliance	Applicable.	Applicable.
c/o U.S. Bancorp		Since	Officer, U.S. Bancorp
Fund Services, LLC		February	Fund Services, LLC,
2020 E. Financial Way		2008.	since July 2007;
Suite 100			formerly, Vice
Glendora, CA 91741			President and Senior
Counsel, Wells Fargo
Funds Management,
LLC (2004-2007).

Donna Barrette	Chief	Indefinite	Vice President	Not	Not
(born 1966)	Compliance	Term; Since	and Compliance	Applicable.	Applicable.
c/o U.S. Bancorp	Officer	July 2011.	Officer, U.S.
Fund Services, LLC	Anti-	Indefinite	Bancorp Fund
615 East Michigan St.	Money	Term; Since	Services, LLC
Milwaukee, WI 53202	Laundering	July 2011.	since August 2004.
Officer
	Vice	Indefinite
	President	Term; Since
July 2011.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to The Fund.  The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

(3)
Mr. Falkeis is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Falkeis is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

Hodges Mutual Funds

FEDERAL TAX INFORMATION (Unaudited)

For the fiscal year ended March 31, 2011, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Hodges Small Cap Fund	11.19%
Hodges Blue Chip 25 Fund	97.93%
Hodges Equity Income Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended March 31, 2011, was as follows:

Hodges Small Cap Fund	10.12%
Hodges Blue Chip 25 Fund	97.93%
Hodges Equity Income Fund	85.16%

INFORMATION ABOUT PROXY VOTING (Unaudited)

A description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (866) 811-0224 and on the Funds’ website at www.hodgesmutualfunds.com.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE PORTFOLIO HOLDINGS (Unaudited)

The Funds file their complete schedules of portfolio holdings for their first and third fiscal quarters with the SEC on Form N-Q.  The Funds’ Form N-Q is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov.  The Funds’ schedule of portfolio holdings is posted on their website at www.hodgesmutualfunds.com within ten business days after calendar quarter end along with the monthly Top 10 Holdings for the Hodges Fund, Hodges Small Cap Fund, the Hodges Blue Chip 25 Fund, and the Hodges Pure Contrarian Fund.

Hodges Mutual Funds

INFORMATION ABOUT THE FUNDS’ TRUSTEES (Unaudited)

The Statement of Additional Information (“SAI”) includes additional information about the Funds’ Trustees and is available without charge, upon request, by calling (866) 811-0224.  Furthermore, you can obtain the SAI on the SEC's web site at www.sec.gov or the Funds’ web site at www.hodgesmutualfunds.com.

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at (866) 811-0224 to request individual copies of these documents.  Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Hodges Mutual Funds

PRIVACY NOTICE (Unaudited)

The Funds collect non-public information about you from the following sources:

•Information we receive about you on applications or other forms;

•Information you give us orally; and

•Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

FUND	Class R Shares	Class I Shares
HODGES FUND
Ticker Symbol	HDPMX	HDPIX
CUSIP	742935109	742935232
HODGES SMALL CAP FUND
Ticker Symbol	HDPSX	HDSIX
CUSIP	742935299	742935224
HODGES BLUE CHIP 25 FUND
Ticker Symbol	HDPBX	N/A
CUSIP	742935174	N/A
HODGES EQUITY INCOME FUND
Ticker Symbol	HDPEX	N/A
CUSIP	742935166	N/A
HODGES PURE CONTRARIAN FUND
Ticker Symbol	HDPCX	N/A
CUSIP	742935158	N/A

Hodges Mutual Funds
www.hodgesmutualfunds.com
(866) 811-0224

Investment Advisor
HODGES CAPITAL MANAGEMENT, INC.
2905 Maple Avenue
Dallas, Texas 75201
(888) 878-4426
www.hodgescapital.com

Custodian	Transfer Agent
U.S. BANK, N.A.	U.S. BANCORP FUND SERVICES, LLC
1555 N. RiverCenter Drive,	P.O. Box 701
Suite 302	Milwaukee, Wisconsin 53201-0701
Milwaukee, Wisconsin 53212	(866) 811-0224

Distributor	Independent Registered
QUASAR DISTRIBUTORS, LLC	Public Accounting Firm
615 East Michigan Street	TAIT, WELLER & BAKER LLP
Milwaukee, Wisconsin 53202	1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Legal Counsel
PAUL HASTINGS LLP
Park Avenue Tower
75 E. 55th Street, Floor 15
New York, New York 10022

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that each member of the Trust’s audit committee is financially literate and independent.  Ms. Dorothy A. Berry and Messrs. Wallace L. Cook and Carl A. Froebel are each “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “Other Services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

Hodges Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$23,400	$22,800
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

Hodges Small Cap Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$19,200	$18,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

Hodges Blue Chip 25 Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$19,200	$18,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

Hodges Equity Income Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$19,200	$18,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

Hodges Pure Contrarian Fund

	FYE 3/31/2012	FYE 3/31/2011
Audit Fees	$19,200	$18,600
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	$2,400
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2012	FYE 3/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment advisor (and any other controlling entity, etc.—not sub-advisor) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2012	FYE 3/31/2011
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)*        /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/Eric W. Falkeis
Eric W. Falkeis, President

Date     May 29, 2012

By (Signature and Title)*        /s/Patrick J. Rudnick
Patrick J. Rudnick, Treasurer

Date     May 29, 2012

* Print the name and title of each signing officer under his or her signature.